Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Directors
of
Federated International
Series, Inc.:

In planning and
performing our audit of
the financial statements
of Federated
International Bond
Fund (one of the
portfolios constituting
Federated International
Series, Inc.) (the "Fund")
as of
and for the year ended
November 30, 2010, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered the
Fund's internal
control over financial
reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing
procedures for the purpose
of expressing our
opinion on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of
expressing an opinion on
the effectiveness of the
Fund's internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal
control over financial
reporting.  In fulfilling
this responsibility,
estimates and judgments by
management are required
to assess the expected
benefits and related costs
of controls. A
company's internal control
over financial reporting
is a process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance with
generally accepted
accounting principles.  A
company's internal control
over financial reporting
includes those policies
and procedures that
(1) pertain to the maintenance
of records that, in reasonable
detail, accurately and
fairly reflect
the transactions and
dispositions of the assets
of the company; (2) provide
reasonable assurance
that transactions are
recorded as necessary to
permit preparation of
financial statements in
accordance with generally
accepted accounting principles,
and that receipts and
expenditures of
the company are being made
only in accordance with
authorizations of management
and
directors of the company;
and (3) provide reasonable
assurance regarding prevention
or timely
detection of unauthorized
acquisition, use or disposition
of a company's assets that
could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or
detect misstatements. Also,
projections of any evaluation
of effectiveness to future
periods are
subject to the risk that
controls may become inadequate
because of changes in conditions,
or that
the degree of compliance
with the policies or
procedures may deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their
assigned functions, to
prevent or detect misstatements
on a timely basis.  A
material weakness is
a deficiency, or a combination
of deficiencies, in internal
control over financial reporting,
such
that there is a reasonable
possibility that a material
misstatement of the company's
annual or
interim financial statements
will not be prevented or
detected on a timely basis.

Our consideration of the
Fund's internal control over
financial reporting was
for the limited
purpose described in the
first paragraph and would
not necessarily disclose
all deficiencies in
internal control that might
be material weaknesses under
standards established by
the Public
Company Accounting Oversight
 Board (United States).
However, we noted no
deficiencies in
the Fund's internal control
over financial reporting
and its operation, including
controls over
safeguarding securities,
that we consider to be a
material weakness as
defined above as of
November 30, 2010.
This report is intended
solely for the information
and use of management and
the Board of
Directors of the Fund and
the Securities and Exchange
 Commission and is not
intended to be and
should not be used by
anyone other than these
specified parties.




Ernst & Young LLP

Boston, Massachusetts
January 25, 2011